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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 9, 2002


                           KNIGHT TRANSPORTATION, INC.
             (Exact name or registrant as specified in its charter)


           Arizona                    000-24946                   86-0649974
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


                  5601 W. Buckeye Road, Phoenix, Arizona 85043
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (602) 269-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS.

     Concurrently with the filing of the Knight Transportation, Inc., an Arizona corporation (the "Company"), Form 10-Q for the period ended June 30, 2002, Kevin
P. Knight, the Company's President and Chief Executive Officer, and Timothy M. Kohl, the Company's Chief Financial Officer, provided to the SEC the certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. Section 1350.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibits.

       99.1 Certification by Kevin P. Knight, the Company's President and Chief Executive Officer, of the Company's Form 10-Q for the three month period ended June 30, 2002, as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. Section 1350.

       99.2 Certification by Timothy M. Kohl, the Company's Chief Financial Officer, of the Company's Form 10-Q for the three month period ended June 30, 2002, as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. Section 1350.

ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

     See Item 5, above.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KNIGHT TRANSPORTATION, INC.


Dated: August 9, 2002                   /s/ Timothy M. Kohl
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                                        Timothy M. Kohl
                                        Executive Vice-President, Secretary, and
                                        Chief Financial Officer

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